Investor Update
First Quarter 2012
May 7, 2012

Safe Harbor Statement
Forward-Looking Language
This document contains forward-looking statements that are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the financial statements. Statements that are not historical facts are forward-looking statements made pursuant to the safe harbor provisions of The Private Securities Litigation
Reform Act of 1995. Words such as “believe,” “anticipate,” “expect” and similar expressions are intended to identify forward-looking statements. Forward-looking statements
(including oral representations) are only predictions or statements of current plans, which we review continuously. Forward-looking statements may differ from actual future results due to, but not limited to, and our future results may be materially affected by, potential risks or uncertainties. You should understand that it is not possible to predict or identify all potential risks or uncertainties. We note the following as a partial list: the risk that the growth opportunities from the Transaction may not be fully realized or may take longer to realize than expected; the effects of greater than anticipated competition requiring new pricing, marketing strategies or new product or service offerings and the risk that we will not respond on a timely or profitable basis; reductions in the number of our access lines that cannot be offset by increases in broadband subscribers and sales of other products and services; the effects of competition from cable, wireless and other wireline carriers; our ability to maintain relationships with customers, employees or suppliers; the effects of ongoing changes in the regulation of the communications industry as a result of federal and state legislation and regulation, or changes in the enforcement or interpretation of such legislation and regulation; the effects of any unfavorable outcome with respect to any current or future legal, governmental or regulatory proceedings, audits or disputes; the effects of changes in the availability of federal and state universal funding to us and our competitors; our ability to adjust successfully to changes in the communications industry and to implement strategies for growth; continued reductions in switched access revenues as a result of regulation, competition or technology substitutions; our ability to effectively manage service quality in our territories and meet mandated service quality metrics; our ability to successfully introduce new product offerings, including our ability to offer bundled service packages on terms that are both profitable to us and attractive to customers; changes in accounting policies or practices adopted voluntarily or as required by generally accepted accounting principles or regulations; our ability to effectively manage our operations, operating expenses and capital expenditures, and to repay, reduce or refinance our debt; the effects of changes in both general and local economic conditions on the markets that we serve, which can affect demand for our products and services, customer purchasing decisions, collectability of revenues and required levels of capital expenditures related to new construction of residences and businesses; the effects of technological changes and competition on our capital expenditures and product and service offerings, including the lack of assurance that our network improvements will be sufficient to meet or exceed the capabilities and quality of competing networks; the effects of increased medical and pension expenses and related funding requirements; changes in income tax rates, tax laws, regulations or rulings, or federal or state tax assessments; the effects of state regulatory cash management practices that could limit our ability to transfer cash among our subsidiaries or dividend funds up to the parent company; our ability to successfully renegotiate union contracts in 2012 and thereafter; changes in pension plan assumptions and/or the value of our pension plan assets, which would require us to make increased contributions to the pension plan in 2013 and beyond; the effects of customer bankruptcies and home foreclosures, which could result in difficulty in collection of revenues and loss of customers; adverse changes in the credit markets or in the ratings given to our debt securities by nationally accredited ratings organizations, which could limit or restrict the availability, or increase the cost, of financing; limitations on the amount of capital stock that we can issue to make acquisitions or to raise additional capital until July 2012; our indemnity obligation to Verizon for taxes which may be imposed upon them as a result of changes in ownership of our stock may discourage, delay or prevent a third party from acquiring control of us during the two-year period ending July 2012 in a transaction that stockholders might consider favorable; our ability to pay dividends on our common shares, which may be affected by our cash flow from operations, amount of capital expenditures, debt service requirements, cash paid for income taxes and liquidity; and the effects of severe weather events such as hurricanes, tornadoes, ice storms or other natural or man-made disasters. These and other uncertainties related to our business are described in greater detail in our filings with the Securities and Exchange Commission, including our reports on Forms 10-K and 10-Q, and the foregoing information should be read in conjunction with these filings. We undertake no obligation to publicly update or revise any forward-looking statements or to make any other forward-looking statement, whether as a result of new information, future events or otherwise unless required to do so by securities laws.

Non-GAAP Financial Measures
The Company uses certain non-GAAP financial measures in evaluating its performance. These include free cash flow, EBITDA or “operating cash flow,” which we define as operating income plus depreciation and amortization (“EBITDA”), and Adjusted EBITDA; a reconciliation of the differences between EBITDA and free cash flow and the most comparable financial measures calculated and presented in accordance with GAAP is included in the appendix. The non-GAAP financial measures are by definition not measures of financial performance under GAAP and are not alternatives to operating income or net income reflected in the statement of operations or to cash flow as reflected in the statement of cash flows and are not necessarily indicative of cash available to fund all cash flow needs. The non-GAAP financial measures used by the Company may not be comparable to similarly titled measures of other companies.
The Company believes that the presentation of non-GAAP financial measures provides useful information to investors regarding the Company’s financial condition and results of operations because these measures, when used in conjunction with related GAAP financial measures, (i) together provide a more comprehensive view of the Company’s core operations and ability to generate cash flow, (ii) provide investors with the financial analytical framework upon which management bases financial, operational, compensation and planning decisions and (iii) presents measurements that investors and rating agencies have indicated to management are useful to them in assessing the Company and its results of operations. In addition, the Company believes that free cash flow and EBITDA, as the Company defines them, can assist in comparing performance from period to period, without taking into account factors affecting cash flow reflected in the statement of cash flows, including changes in working capital and the timing of purchases and payments.
The Company has shown adjustments to its financial presentations to exclude certain costs because investors have indicated to management that such adjustments are useful to them in assessing the Company and its results of operations. These adjustments are detailed in the Appendix for the reconciliation of free cash flow and operating cash flow.
Management uses these non-GAAP financial measures to (i) assist in analyzing the Company’s underlying financial performance from period to period, (ii)
evaluate the financial performance of its business units, (iii) analyze and evaluate strategic and operational decisions, (iv) establish criteria for compensation decisions, and (v) assist management in understanding the Company’s ability to generate cash flow and, as a result, to plan for future capital and operational decisions. Management uses these non-GAAP financial measures in conjunction with related GAAP financial measures. These non-GAAP financial measures have certain shortcomings. In particular, free cash flow does not represent the residual cash flow available for discretionary expenditures, since items such as debt repayments and dividends are not deducted in determining such measure. EBITDA has similar shortcomings as interest, income taxes, capital expenditures, debt repayments and dividends are not deducted in determining this measure. Management compensates for the shortcomings of these measures by utilizing them in conjunction with their comparable GAAP financial measures. The information in this document should be read in conjunction with the financial statements and footnotes contained in our documents filed with the U.S. Securities and Exchange Commission.

Quarterly Snapshot

Summary
● Solid quarter of customer metrics, expanding margins, and
 stable leverage
    Solid quarter of customer metrics, expanding margins, and
 stable leverage
● Invested $209M into our network to reach 40,000 new homes
 and increase broadband speeds
    Invested $209M into our network to reach 40,000 new homes
 and increase broadband speeds
● Acquisition systems integration successfully completed with final 9-State conversion in March 2012
                  Acquisition systems integration successfully completed with final 9-State conversion in March 2012
● Focus on revenue improvement, broadband penetration and
 operational excellence
               Focus on revenue improvement, broadband penetration and
 operational excellence
● New organizational structure with all customer-facing activities reporting to Daniel McCarthy, President & Chief Operating
 Officer
              New organizational structure with all customer-facing activities reporting to Daniel McCarthy, President & Chief Operating
 Officer

Executing on Our Strategy
Keep the Customer in the Center of our Go-to-Market
Drive Revenue Growth	Lead With Broadband	Deliver Operational Excellence	Create Shareholder Value

▪ Double + Triple Play Bundles ▪ WiFi + Mobility • VoIP • Cloud • Security • Home Automation • CPE	▪ Reach / Access ▪ Speeds	▪ Process Simplification	▪ Improve Free Cash Flow

Financial Highlights
● Access line loss of 7.9% lowest to date, and expanding
 broadband and video net subscriber additions
               Access line loss of 7.9% lowest to date, and expanding
 broadband and video net subscriber additions
● Residential ARPU grew sequentially, 44% reduction in
 sequential revenue loss
               Residential ARPU grew sequentially, 44% reduction in
 sequential revenue loss
● Business ARPU grew sequentially, key products (Ethernet,
 DIA, wireless backhaul, CPE) grew 6.6% annually
   Business ARPU grew sequentially, key products (Ethernet,
 DIA, wireless backhaul, CPE) grew 6.6% annually
● Adjusted EBITDA grew 1% sequentially; margin 49%, strongest to date on $13M of incremental synergies and organic cost
 control
                 Adjusted EBITDA grew 1% sequentially; margin 49%, strongest to date on $13M of incremental synergies and organic cost
 control
● FCF of $253M on track to achieve $900M-$1.0B guidance
                 FCF of $253M on track to achieve $900M-$1.0B guidance

Business Update
Organization
Organization
● Metro Ethernet revenues +5.6% yr/yr in 1Q12; Wireless
 backhaul revenues +16% yr/yr in 1Q12
     Metro Ethernet revenues +5.6% yr/yr in 1Q12; Wireless
 backhaul revenues +16% yr/yr in 1Q12
● Continued focus on value-added services, higher speeds,
 and strategic partnerships
  Continued focus on value-added services, higher speeds,
 and strategic partnerships
● Financial improvements driven by network enhancement
 and local engagement
   Financial improvements driven by network enhancement
 and local engagement
● Opportunity for incremental revenues: Frontier Secure with identity protection, WiFi, mobility, video
   Opportunity for incremental revenues: Frontier Secure with identity protection, WiFi, mobility, video
Commercial
Commercial
Residential
Residential

Conversion Impacts
● Acquired West Virginia metrics
 continue to improve dramatically
             Acquired West Virginia metrics
 continue to improve dramatically
● Oct 1, 2011 conversion of 4 states
 (NC,SC,IN,MI) already showing
 traction
           Oct 1, 2011 conversion of 4 states
 (NC,SC,IN,MI) already showing
 traction
● On track for Acquired to reach 8%
 access line decline goal as we enter
 2013
    On track for Acquired to reach 8%
 access line decline goal as we enter
 2013
Notes: Broadband availability for 2Q10 updated for current data and methodology.
Notes: Broadband availability for 2Q10 updated for current data and methodology.

Key Metrics
● Broadband net adds
 +25% sequentially led
 by DSL
   Broadband net adds
 +25% sequentially led
 by DSL
● Video selling well in
 bundles. Net adds led
 by DISH and lower
 FiOS disconnects
  Video selling well in
 bundles. Net adds led
 by DISH and lower
 FiOS disconnects
● Line loss improved
 sharply to 7.9%
    Line loss improved
 sharply to 7.9%
● Churn steady;
 showed minor
 conversion impacts
   Churn steady;
 showed minor
 conversion impacts
Notes: (1) Comparisons to amounts prior to 7/1/10 pro forma for the Acquired Properties. Subscriber units in 000s
Notes: (1) Comparisons to amounts prior to 7/1/10 pro forma for the Acquired Properties. Subscriber units in 000s

Revenues
● Regulatory
 revenues 11.7% of
 1Q12 total
    Regulatory
 revenues 11.7% of
 1Q12 total
● Switched access
 5.5% and
 subsidies 3.8% of
 total revenue 2
   Switched access
 5.5% and
 subsidies 3.8% of
 total revenue 2
Notes: $ Millions; Numbers may not sum due to rounding. (1) as a percentage of Customer Revenue. (2) Excludes surcharges
Notes: $ Millions; Numbers may not sum due to rounding. (1) as a percentage of Customer Revenue. (2) Excludes surcharges
● Business
 represents 52% of
 total customer
 revenues
    Business
 represents 52% of
 total customer
 revenues
● Business ARPU
 up 9% yr/yr to
 $637
   Business ARPU
 up 9% yr/yr to
 $637
● High exposure to
 business and
 broadband
 revenues. Key
 focus on raising
 this level.
    High exposure to
 business and
 broadband
 revenues. Key
 focus on raising
 this level.

Residential & Business
● Acquired Residential
 ARPU has +8% upside
 to Legacy levels
   Acquired Residential
 ARPU has +8% upside
 to Legacy levels
● Residential products-
 per-customer +6.4%
 yr/yr to 2.5 driven by
 broadband
    Residential products-
 per-customer +6.4%
 yr/yr to 2.5 driven by
 broadband
● Mix of larger
 customers favorably
 impacting ARPU.
 1Q12 seasonality on
 CPE sales
    Mix of larger
 customers favorably
 impacting ARPU.
 1Q12 seasonality on
 CPE sales
Notes: 1) Sequential quarterly change.
Notes: 1) Sequential quarterly change.

Cash Operating Expenses
Notes: $ Millions; Please see Non-GAAP reconciliations in Appendix.
Notes: $ Millions; Please see Non-GAAP reconciliations in Appendix.
● Cash operating
 expenses down $19M
 sequentially
   Cash operating
 expenses down $19M
 sequentially
● Continued extensive
 focus and discipline
 on synergy list
    Continued extensive
 focus and discipline
 on synergy list
$19 Million
Reduction

Cost Savings
Notes: $ Millions
Notes: $ Millions

Capital Expenditures
Notes: $ Millions. Numbers may not sum due to rounding.
Notes: $ Millions. Numbers may not sum due to rounding.

Cash Flow
● 1Q12 Adjusted
 EBITDA margin 49%
   1Q12 Adjusted
 EBITDA margin 49%
● 1Q12 FCF payout
 ratio of 39%
    1Q12 FCF payout
 ratio of 39%
● Building cash for debt
 repayment and
 business investment
   Building cash for debt
 repayment and
 business investment
Notes: $ Millions; See Appendix for calculation of Free Cash Flow (FCF).
Notes: $ Millions; See Appendix for calculation of Free Cash Flow (FCF).

Credit & Liquidity
● Leverage (Net Debt /
 EBITDA) has reduced
 slightly
   Leverage (Net Debt /
 EBITDA) has reduced
 slightly
● $1.3B of current
 liquidity.
   $1.3B of current
 liquidity.
Notes: $ Millions. (1) Includes Restricted Cash; (2) Calculation excludes $63M of escrow cash.
Notes: $ Millions. (1) Includes Restricted Cash; (2) Calculation excludes $63M of escrow cash.

Debt Profile
● Annualized 1Q12 FCF after dividends of $613M
     Annualized 1Q12 FCF after dividends of $613M
● 7.9% Weighted Average Cost of Debt. Next significant maturity is
 $581M 6.25% notes due 1/15/13
   7.9% Weighted Average Cost of Debt. Next significant maturity is
 $581M 6.25% notes due 1/15/13
● Expect to file a new SEC shelf registration statement in the near future to replace expired shelf
   Expect to file a new SEC shelf registration statement in the near future to replace expired shelf

Guidance
Notes: $ Millions. See Appendix for calculation of Free Cash Flow.
Notes: $ Millions. See Appendix for calculation of Free Cash Flow.
● Capital expenditures in 2012 include increased broadband expansion and speed, fiber-to-the-cell, and other strategic investments
  Capital expenditures in 2012 include increased broadband expansion and speed, fiber-to-the-cell, and other strategic investments
● Expect additional integration expense and capital resulting from March
 2012 conversion and other cost synergy initiatives
    Expect additional integration expense and capital resulting from March
 2012 conversion and other cost synergy initiatives

Appendix

Access Lines by State

Reconciliation of Non-GAAP Financial Measures
Notes: (1) The definition of free cash flow has been revised to add back severance and early retirement costs, with all prior periods conformed to the current calculation.
Notes: (1) The definition of free cash flow has been revised to add back severance and early retirement costs, with all prior periods conformed to the current calculation.
Notes: Numbers may not sum due to rounding.
Notes: Numbers may not sum due to rounding.
Three Months Ended
Three Months Ended

Reconciliation of Non-GAAP Financial Measures
Notes: Numbers may not sum due to rounding.
Notes: Numbers may not sum due to rounding.
Three Months Ended
Three Months Ended

Frontier Communications Corp.
(NASDAQ: FTR)
Investor Relations
Investor Relations
Frontier Communications Corp.
Frontier Communications Corp.
3 High Ridge Park
3 High Ridge Park
Stamford, CT 06905
Stamford, CT 06905
203.614.4606
203.614.4606
IR@FTR.com
IR@FTR.com